FIRST AMENDMENT TO

Second AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

LIMITED LIABILITY COMPANY AGREEMENT OF

GIPVA 2510 Walmer ave, LLC

Dated as of July 25, 2024

This FIRST AMENDEMENT TO THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “First Amendment”) of GIPVA 2510 WALMER AVE, LLC (the “Company”), a Delaware limited liability company, is entered into as of the date first set forth above, by Generation Income Properties, L.P., a Delaware limited partnership, as managing member (“GIPLP”, “Common Member”, or “Manager”), and Brown Family Enterprises, LLC, a Florida limited liability company (“Brown Family”, or “Preferred Member”). GIPLP and Brown Family are each a Member.

RECITALS:

WHEREAS, the Company and the Members entered into that certain Second Amended and Restated Limited Liability Company Agreement, dated effective as of February 8, 2023, (the “Prior Agreement”);

WHEREAS, Section 9.03 of the Prior Agreement provides that the Prior Agreement may be amended with the consent and approval of all Members and the consent and approval of the Manager;

WHEREAS, the Members and the Manger desire to amend the Prior Agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

AGREEMENT:

1.
Amendment. Exhibit A of the Prior Agreement shall be amended as follows:

(a)
The definition of the defined term “Redemption Date” is hereby deleted in its entity and the following is substituted in lieu thereof:

“Redemption Date” means February 8, 2027.

2.
Miscellaneous Provisions.

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(a) This First Amendment, along with the Prior Agreement, constitute the entire agreement of the parties with respect to the subject matter hereof, and this First Amendment shall not be modified or amended in any respect except by a written instrument executed by all the parties. Should any provision of this First Amendment conflict with the provisions of the Prior Agreement, the provisions of this First Amendment shall control.

(b) This First Amendment shall be construed and enforced in accordance with the internal laws of the State of Delaware. If any provision of this Amendment is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality or unenforceability, be severed, and the remaining provisions of this First Amendment shall remain in effect.

(c) This Amendment shall be binding on and inure to the benefit of the parties and their heirs, personal representatives, successors and permitted assigns.

(d) The Members and the Manager represent and warrant that the Members and the Manager have the capacity and authority to enter into this First Amendment.

(e) This First Amendment may be executed in one or more counterparts, each of which shall be deemed and original, and such counterparts together shall constitute one instrument.

[Signature Page Follows]

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[Signature Page to the First Amendment to the Second Amended & Restated Limited Liability Company Agreement of GIPVA 2510 WALMER AVE, LLC]

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IN WITNESS WHEREOF, the undersigned hereto have caused this First Amendment to the Second Amended and Restated Limited Liability Company Agreement to be executed as of the date first set forth above.

MANAGER:

Generation Income Properties, L.P.

/s/ David Sobelman

By: David Sobelman

Authorized Representative

MEMBER:

Brown Family Enterprises, LLC, a Florida limited liability company

/s/ Christian Brown

By: Christian Brown, Manager

MEMBER:

/s/ David Sobelman

By: David Sobelman

Authorized Representative

[Signature Page to the First Amendment to the Second Amended & Restated Limited Liability Company Agreement of GIPVA 2510 WALMER AVE, LLC]

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